SUBSCRIPTION AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS:

This subscription agreement is made and entered this 21st day of September 2017 by and between:

SENERGY POWER AND TECHNOLOGIES INC., a corporation organized and existing under the laws of the Philippines, with principal office address at Unit 402 Galleria Corporate Center, EDSA Cor. Ortigas Ave., Quezon City, Philippines duly presented by its President RAPHAEL JOSEPH W. ORQUINA, of legal age, Filipino and resident of Concord Metals Inc. Bldg., Between 5th & 6th Ave., Grace Park, Caloocan City, Philippines (referred herein as, “Corporation”)

and

ACASYS CAPITAL, INC. a corporation organized and existing under the laws of the Delaware, United States of America, represented by its President, HATADI SHAPIRO SUPAAT, with its registered office address at 16192 Coastal Highway, Lewes, Delaware, USA 19958 (referred herein as “Subscriber”)

WITHNESSETH: THAT-

WHEREAS, the Corporation has offered to sell shares of stock and the Subscriber is willing and ready to buy the same.

NOW THEREFORE, in consideration of the foregoing and the subscription price indicated hereunder:

1.	The Corporation has issued to the Subscriber the following shares of stock representing Thirty Five Percent (35%) of its issued and outstanding capital:

NO. OF SHARES	SUBSCRIPTION PRICE
875,000	PHP 875,000.00

2.	Of the subscription price, the Subscriber has paid to the Corporation the amount of Two Hundred Eighteen Thousand Seven Hundred Fifty (218,750.00) Philippine Currency in CASH.

3.	That said amount paid was duly received by the Treasurer of the Corporation.

4.	It is hereby agreed that the stock certificate shall only be issued and delivered upon receipt of the full payment of the subscription in the Corporation.

5.	The parties hereby confirm the foregoing, upon the signing of this Subscription Agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this subscription agreement on the above stated.

SENERGY POWER AND TECHNOLOGIES INC. (CORPORATION)	ACASYS CAPITAL INC. (SUBSCRIBER)
By: /s/ Raphael Joseph W. Orquina Raphael Joseph W. Orquina President	By: /s/ Hatadi Shapiro Supaat Hatadi Shapiro Supaat President
/s/ Judith Emily C. Tiamsim Judith Emily C. Tiamsim Treasurer